Charter Equipment Lease 1999-1
Monthly Servicer Report
Closing Date            30-Nov-99
Payment Date            27-Dec-99
Prior Payment Date      26-Nov-99

A      AGGREGATE DISCOUNTED LEASE BALANCE (Discount Rate = 7.505%)
       Initial Aggregate Discounted Lease Balance                                                                    174,935,104.00

       Discounted Contract Balance, beginning                                                                        155,414,276.13
       Discounted Contract Balance, ending                                                                           150,985,852.09

B      PAST DUE LEASE PAYMENTS
       Past due balance, beginning                                                                                       922,219.38
             Past due payments received (reimbursed per this report)                                                     807,100.85
             Past dues on Non-Performing, Warranty and Adjusted Leases                                                         0.00
             Past dues on Early Terminations                                                                                   0.00
             New Net Advances (last month's current Contracts that became past due)                                      696,055.57
             Past dues on Replacement Leases                                                                                   0.00
                                                                                                                     --------------
       Past due balance, ending                                                                                          811,174.10
                                                                                                                     ==============

C      ADVANCE LEASE PAYMENTS
             Applied to Current from Prepaid                                                                                   0.00
             Advance payments on Disqualified Leases                                                                           0.00
             Received on Replacement Leases                                                                                    0.00
             Received this month                                                                                         362,306.66
                                                                                                                     --------------
       Total Advance Lease Payments Received                                                                             362,306.66
                                                                                                                     ==============

D      SUBSTITUTIONS
       Defaulted Leases and Adjusted Contracts Substitued to date, beginning                                                   0.00
             Defaulted Leases and Adjusted Contracts provided with Substitute Leases                                           0.00
                                                                                                                     --------------
       Defaulted Leases and Adjusted Contracts Substitued to date, ending                                                      0.00
                                                                                                                     ==============
       Percentage of Aggregate Discounted Lease Balance at Cut-Off Date                                                        0.00%

       Non Defaulted Leases or Adjusted Contracts Substitued to date, beginning                                                0.00
             Non Defaulted Leases or Adjusted Contracts provided with Substitute Leases                                        0.00
                                                                                                                     --------------
       Non-Defaulted Leases or Adjusted Contracts Substitued to date, ending                                                   0.00
                                                                                                                     ==============

                                                                                                                     --------------
       Total Substitutions, ending                                                                                             0.00
                                                                                                                     ==============
       Percentage of Aggregate Discounted Lease Balance at Cut-Off Date (not to exceed 10%)                                    0.00%

E      RESERVE ACCOUNT
       Reserve Account balance, beginning                                                                              1,454,943.89
             Required Reserve Fund Amount (min $1,749,351.04 or Aggregate Note Balance)                                1,749,351.04
             Excess (Shortfall)                                                                                           86,962.75
             Deposit from (Release to) Certificateholder                                                                       0.00
                                                                                                                     --------------
       Reserve Account balance, ending                                                                                 1,541,906.64
                                                                                                                     ==============

F      AVAILABLE FUNDS (COLLECTION ACCOUNT)
             Regular monthly Lease Payments                                                                            3,790,859.73
             Reinvestment Income from Collection Account and Reserve Account                                                   0.00
             Past due payments received                                                                                  807,100.85
             Past due payments due on Early Termination (From Seller)                                                          0.00
             Proceeds from Prepayments not replaced                                                                      588,446.55
             Recoveries on Non-Performing Leases not Substituted                                                               0.00
             Servicer Advances                                                                                           811,174.10
             Casualty and Termination Payments                                                                                 0.00
             Expired Contract Proceeds                                                                                         0.00
             Defaulted Contract Recoveries                                                                                     0.00
             Advance Lease Payments                                                                                      362,306.66
                                                                                                                     --------------
       Total Available Funds                                                                                           6,359,887.89
                                                                                                                     ==============


G      PAYMENTS TO THE SERVICER AND TRUSTEE
              Past due payments received                                                                                 922,219.38
              Past due payments advanced on Disqualified Leases                                                                0.00
              Advance payments on Disqualified Leases                                                                          0.00
              Servicer Fee                                                                                                64,755.95
                                                                                                                     --------------
        Total Payments to Servicer                                                                                       986,975.33
                                                                                                                     ==============
              Back-up Servicer Fee (3.0 bp)                                                                                3,885.36
              Indenture Trustee Fee (2 bp)                                                                                 2,590.24
        Total Payments to Trustee                                                                                          6,475.59
                                                                                                                     ==============

Charter Equipment Lease 1999-1
Monthly Servicer Report
Closing Date            30-Nov-99
Payment Date            27-Dec-99
Prior Payment Date      26-Nov-99

PAYMENTS TO NOTEHOLDERS


                                                                                                                          Percentage
                                   Beginning                                   (Regular)  (Additional)             End        of all
                    Initial        of Period    Interest       Interest       Principal     Principal        of Period         Notes
Class               Balance          Balance        Rate           Paid            Paid          Paid          Balance   Outstanding
------------------------------------------------------------------------------------------------------------------------------------
A-1           50,293,842.00    30,773,014.40       5.777%    153,084.63    4,428,424.04          0.00    26,344,590.36        17.97%
A-2           40,759,879.00    40,759,879.00       6.590%    223,839.67            0.00          0.00    40,759,879.00        27.80%
A-3           18,280,718.00    18,280,718.00       6.890%    104,961.79            0.00          0.00    18,280,718.00        12.47%
A-4           48,544,491.00    48,544,491.00       7.070%    286,007.96            0.00          0.00    48,544,491.00        33.11%
------------------------------------------------------------------------------------------------------------------------------------
Class A      157,878,930.00   138,358,102.40                 767,894.05    4,428,424.04          0.00   133,929,678.36        91.35%
------------------------------------------------------------------------------------------------------------------------------------
B              7,434,742.00     7,434,742.00       7.300%     45,228.01            0.00          0.00     7,434,742.00         5.07%
C              3,936,040.00     3,936,040.00       8.070%     26,469.87            0.00          0.00     3,936,040.00         2.68%
D              1,312,013.00     1,312,013.00      10.480%     11,458.25            0.00          0.00     1,312,013.00         0.89%
------------------------------------------------------------------------------------------------------------------------------------
Total Notes  170,561,725.00   151,040,897.40                 851,050.18    4,428,424.04          0.00   146,612,473.36       100.00%
------------------------------------------------------------------------------------------------------------------------------------
                0.03076923

                                                Target
                         (defined)            Investor
                            Class            Principal         Class
Class                  Percentage               Amount        Floors
--------------------------------------------------------------------
A                        86.3158%       130,324,628.64
B                         5.9649%         9,006,173.70          --
C                         3.1579%         4,767,974.46          --
D                         1.0526%         1,589,324.41          --

(Retained) Certificate Balance            4,373,378.73


Monthly Principal Amount                                            4,428,424.04
Overcollateralization Balance (prior)                               4,373,378.73
Overcollateralization Balance (current)                             4,373,378.73
Cumulative Loss Amount                                                      0.00
Additional Principal                                                        0.00


DISTRIBUTION OF FUNDS

Pursuant to Section 7.05(a) of the Sale and Servicing Agmt

Available Funds                                                     6,359,887.89
Reserve Account Draw                                                        0.00
Servicing Fee Paid & Reimb. of Advances                               986,975.33
Back-up Servicer Fee Paid                                               3,885.36
Trustee Fee Paid                                                        2,590.24
Note Interest Paid                                                    851,050.18
Note Principal Paid                                                 4,428,424.04
Reserve Account Deposit                                                86,962.75
Reserve Account Withdrawal                                                  0.00
                                                                    ------------
Remainder to Certificateholder                                              0.00

Charter Equipment Lease 1999-1
Monthly Servicer Report
Closing Date                 30-Nov-99
Payment Date                 27-Dec-99
Prior Payment Date           26-Nov-99

Delinquent Contracts

----------------------------------------------------------------------------------------------------
Days Delinquent     Number of Leases      Agg Contract Balance     Percentage    Agg Monthly Payment
----------------------------------------------------------------------------------------------------
Current                          576            131,140,629.93         86.86%           3,790,859.73
1-30                              94             17,850,570.57         11.82%             696,055.57
31-60                             16              1,794,990.28          1.19%              98,004.20
61-90                              2                 45,784.39          0.03%               7,853.23
91-120                             4                153,876.92          0.10%               9,261.10


Total                            692            150,985,852.09        100.00%           4,602,033.83


** Minor differences attributable to rounding.

Charter Equipment Lease 1999-1
Monthly Servicer Report
Closing Date                  30-Nov-99
Payment Date                  27-Dec-99
Prior Payment Date            26-Nov-99

Prepayed Contracts

--------------------------------------------------------------------------------
Lease Number                   Lessee                            ADLB
--------------------------------------------------------------------------------
3539.05                 Lutheran Medical Center                40,679.30
3539.06                 Lutheran Medical Center                34,853.71
3702                    Sports Club Company, Inc.             512,913.54
                                                              ----------
Total                                                         588,446.55
Lease Count                                                            3

Defaulted Contracts
                                                           (PV @ 10/31/99)
--------------------------------------------------------------------------------
Lease Number                   Lessee                            ADLB
--------------------------------------------------------------------------------
006080.N10              Arthur Anderson, LLP                   15,725.90
006080.N13-01           Arthur Anderson, LLP                   19,522.74
006080.N13-03           Arthur Anderson, LLP                   19,522.74
006742.N1-04            Fedders Corp.                          18,601.36
                                                               ---------
Total                                                          73,372.75
Lease Count                                                            4